Exhibit 99.1

AMENDMENT NO. 1 TO

SALE AND SERVICING AGREEMENT

THIS AMENDMENT NO. 1 TO SALE AND SERVICING AGREEMENT (this “Amendment”) is made as of November 30, 2020, by and between AMERICAN HONDA RECEIVABLES LLC, a Delaware limited liability company (the “Seller”) and AMERICAN HONDA FINANCE CORPORATION, a California corporation (“AHFC”), as servicer (in such capacity, the “Servicer”).

WHEREAS Honda Auto Receivables 2017-4 Owner Trust (the “Issuer”), the Seller and AHFC are parties to the Sale and Servicing Agreement, dated as of November 29, 2017 (as amended, supplemented and otherwise modified from time to time, the “Sale and Servicing Agreement”). Capitalized terms used herein but not otherwise defined have the meanings set forth in Appendix A to the Sale and Servicing Agreement;

WHEREAS, the Seller has been the sole Certificateholder (in such capacity, the “Certificateholder”) of the Certificate since the issuance of the Certificate under the Trust Agreement and has not transferred all or any portion of the Certificate to any other party;

WHEREAS the Seller and the Servicer desire to amend the Sale and Servicing Agreement pursuant to Section 9.01(a)(ii) thereof;

WHEREAS the Certificateholder desires to consent to this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.      Amendment to Sale and Servicing Agreement. The Sale and Servicing Agreement is hereby amended as follows:

(A)	The definition of “Required Servicer Rating” is hereby amended by amending and restating the definition in its entirety as follows (additions to the original text are noted below as bold and italicized text and deletions are noted below as ~~italicized and strikethrough~~ text):

“Required Servicer Rating” means, with respect to the Servicer, that (a) either (i) the then short-term unsecured debt obligations of the Servicer are rated at least equal to “P-1” by Moody’s ~~and “F1” by Fitch~~ or (ii) the long-term unsecured debt obligations of the Servicer are rated at least equal to “Baa2” by Moody’s and (b) the then short-term unsecured debt obligations of the Servicer are rated at least equal to “F-2” by Fitch.

(B)	Section 4.02(b) of the Sale and Servicing Agreement is hereby amended by amending and restating such section in its entirety as follows (additions to the original text are noted below as bold and italicized text and deletions are noted below as ~~italicized and strikethrough~~ text):

(b)                        Notwithstanding the provisions of clause (a) above and subject to and upon compliance with the terms and conditions set forth in this clause (b), the Servicer may be permitted to make remittances of collections on a less frequent basis than that specified in clause (a) above for so long as such terms and conditions are fulfilled. Accordingly, the Servicer will be permitted to remit collections referred to in clause (a) above to the Collection Account in immediately available funds on each Deposit Date for so long as ~~(i)~~(A) the Servicer shall be AHFC, (B) no Servicer Default or Event of Default shall have occurred and be continuing and not have been waived in accordance with the Basic Documents, and (C) (x) the Required Servicer Rating is satisfied, or (y) if the Required Servicer Rating is not satisfied, the ~~Servicer shall have provided the Trustee written confirmation from each Rating Agency that~~ Rating Agency Condition has been satisfied or the proposed alternative collections remittance schedule ~~will not result in the reduction or withdrawal of the rating then assigned to any Class of Notes~~ is otherwise acceptable to the Rating Agencies. The Indenture Trustee shall not be deemed to have knowledge of any event or circumstance under clause~~(i)~~(B) above that would require daily remittance by the Servicer to the Collection Account unless a Responsible Officer has received notice of such event or circumstance from the Seller or the Servicer in an Officer’s Certificate, from Securityholders as provided in Section 7.01. Notwithstanding the foregoing, ~~immediately~~ commencing with the first Collection Period that begins at least two (2) Business Days following (x) non-compliance with any of clause (A), (B) or (C) above, or (y) the occurrence of an event specified in Section 7.01(c) (notwithstanding any period of grace contained in such clause) and for so long as such condition continues to exist, the Servicer shall remit all collections referred to in clause (a) above to the Collection Account on a daily basis within two (2) Business Days of receipt thereof in accordance with clause (a) above. For purposes of this Article the phrase “payments made on behalf of Obligors” shall mean payments made by Persons other than the Seller or the Servicer.

2.       Effectiveness. This Amendment shall become effective on the date hereof.

3.      Miscellaneous. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Each of the parties hereto hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State court sitting in New York City for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby. Each of the parties hereto hereby further irrevocably waives any claim that any such courts lack jurisdiction over such party, and agrees not to plead or claim, in any legal action or proceeding with respect to this Amendment in any of the aforesaid courts, that any such court lacks jurisdiction over such party. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Amendment.

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act.

The provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Sale and Servicing Agreement and shall not constitute a novation of the Sale and Servicing Agreement; and the Sale and Servicing Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Sale and Servicing Agreement to be duly executed by their respective officers as of the date first written above.

AMERICAN HONDA RECEIVABLES LLC,
as Seller and as holder of 100% of the outstanding Certificate

By:	/s/ Paul C. Honda
Name:	Paul C. Honda
Title:	Treasurer

AMERICAN HONDA FINANCE CORPORATION,
as Servicer

By:	/s/ Paul C. Honda
Name:	Paul C. Honda
Title:	Treasurer:

Signature Page to Amend No. 1
(HAROT 2017-4)